UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

HedgePath Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4830 W. Kennedy Blvd., Suite 600

Tampa, Florida 33609

(813) 864-2559

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 15, 2019, the board of directors (the “Board”) of HedgePath Pharmaceuticals, Inc. (the “Company”) elected W. Mark Watson as Chairman of the Board. E. Brendan Magrab, the previous Chairman of the Board, is expected to continue to serve on the Board until the earlier of July 1, 2019 or when a new Board member is identified. Although Mr. Magrab has not resigned from the Board, as previously announced, he is transitioning off the Board to pursue other professional endeavors.

On April 15, 2019, the Company issued a press release regarding the foregoing matters, a copy of which is filed as Exhibit 99.1 hereto.

Cautionary Note on Forward-Looking Statements

This Current Report and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including with respect to the future composition of the Board) may differ significantly from those set forth or implied in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Description of Document

99.1	W. Mark Watson Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2019	HEDGEPATH PHARMACEUTICALS, INC.

	By:	/s/ Nicholas J. Virca
	Name:	Nicholas J. Virca
	Title:	President and CEO